PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

               THE STRONG GROWTH AND INCOME FUNDS - ADVISOR CLASS

                            STRONG BLUE CHIP 100 FUND
                          STRONG GROWTH AND INCOME FUND

                Supplement to the Prospectus dated March 1, 2001

STRONG BLUE CHIP FUND
On November 9, 2001, the Board of Directors of the Strong Blue Chip Fund approved the redesignation and conversion of the Advisor Class shares of this fund into the Investor Class shares of the same fund. Shares that are redesignated and converted will no longer be subject to a 0.25% per annum 12b-1 fee.

The redesignation and conversion is not considered an exchange, or purchase and sale of shares, and therefore, generally should not result in a taxable event. The redesignation and conversion is expected to take place on or about December 27, 2001. This transaction was approved by the Board of Directors of the fund due in part to the current small asset size of the class and the lack of asset growth and sales of the class.

As a result of the redesignation and conversion, this fund will terminate its Rule 12b-1 Plan and its participation in the Rule 18f-3 Plan with respect to its Advisor Class shares.

ANNUAL FUND OPERATING EXPENSES

The Annual Fund Operating Expenses table and the Example table in the following Funds' prospectus is deleted and replaced with the following tables, which are based on actual expenses incurred during the Funds' 2000 fiscal period:

                                                                            OTHER          TOTAL ANNUAL FUND
FUND                     MANAGEMENT FEES            12B-1 FEES           EXPENSES(1)      OPERATING EXPENSES
---------------------- --------------------- ------------------------- ----------------- ----------------------
Blue Chip                     0.50%                   0.25%                  0.66%               1.41%
Growth and Income             0.55%                   0.25%                  0.61%               1.41%

(1)OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUNDS' CURRENT TRANSFER AGENT AND
ADMINISTRATION FEES HAD BEEN IN EFFECT DURING THE 2000 FISCAL PERIOD.


FUND                                     1 YEAR             3 YEARS          5 YEARS          10 YEARS
---------------------------------- ------------------- ------------------ -------------- -------------------
Blue Chip                                 $144               $446             $771             $1,691
Growth and Income                         $144               $446             $771             $1,691

STRONG BLUE CHIP FUND

Effective May 1, 2001, the name of the Strong Blue Chip 100 Fund was changed to the Strong Blue Chip Fund. In association with this change, the Fund's principal investment strategy in the Fund's prospectus, except for the paragraph describing the Fund's temporary defensive position, was deleted in its entirety and replaced with the following:

     The STRONG BLUE CHIP FUND invests, under normal conditions, 80% of its assets in well-known, established, large-capitalization companies. These blue chip stocks generally tend to pay higher dividends than medium- and small-capitalization stocks. The manager focuses on those companies that the fund's manager believes offer greater return potential. To a limited extent, the fund may also invest in dollar-denominated foreign securities. The manager may sell a holding when it no longer offers attractive growth prospects.

          The date of this Prospectus Supplement is November 27, 2001.